EXHIBIT 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Quarterly Report of IC2E International, Inc. (the "Company") on Form  10-QSB for the three month period ended  September 30, 2006,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Douglas Morrison, Principal Accounting Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 14, 2007

/s/ Douglas Morrison

     Douglas Morrison, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to IC2E International, Inc. and will be retained by IC2E International, Inc and furnished to the Securities and Exchange Commission or its staff upon request.